UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 31, 2022
AppHarvest, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39288	82-5042965
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Appalachian Way Morehead, KY	40351
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (606) 653-6100
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	APPH	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	APPHW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On January 31, 2022, AppHarvest, Inc. (the “Company”), issued a press release announcing certain preliminary unaudited financial results for the quarter and year ended December 31, 2021. The preliminary results are based on currently available information and do not present all necessary information for a complete understanding of the Company’s financial condition as of December 31, 2021 or its results of operations for the quarter and year ended December 31, 2021. A copy of the press release is attached hereto as Exhibit 99.1.

The press release attached hereto as Exhibit 99.1 is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying Exhibit 99.1 shall not be incorporated by reference into any filing with the Securities and Exchange Commission made by us, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 8.01 Other Events.

On January 31, 2022, the Company announced that the 15-acre Berea, Kentucky, salad greens facility and the 60-acre Richmond, Kentucky, tomato facility are both approximately 65% complete and expected to be fully operational by the end of 2022. A 30-acre Somerset, Kentucky, berry facility is more than 50% complete and is also expected to be operational by the end of 2022.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated January 31, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AppHarvest, Inc.

Dated: January 31, 2022
	By:	/s/ Loren Eggleton
Loren Eggleton
Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)